Exhibit 10.35


                COLUMBUS MCKINNON CORPORATION THRIFT 401(K) PLAN
                  AMENDMENT NO. 13 OF THE 1998 PLAN RESTATEMENT


     Columbus McKinnon Corporation (the "Corporation") hereby amends the Columbus McKinnon Corporation Thrift 401(K) Plan (the "Plan"), as amended and restated in its entirety effective January 1, 1998, and as further amended by Amendment Nos. 1through 13, as permitted under Section 14.1 of the Plan, as follows:

     This amendment of the Plan (hereinafter referred to as the "Amendment") is adopted to reflect the final regulations for retirement plans containing contributions under Sections 401(k) and 401(m) of the Internal Revenue Code published by the Department of the Treasury on December 29, 2004. The Amendment is intended as good faith compliance with the requirements of the final regulations. The Amendment shall be effective for plan years beginning after December 31, 2004, except as otherwise provided below, and shall supersede any inconsistent provisions of the Plan.

     1. Section 3.1, entitled "Salary Reduction Contributions," is amended by adding the following subsection (f) at the end thereof:

     "(F) TIMING OF  CONTRIBUTIONS.  NOTWITHSTANDING  ANY OTHER PROVISION OF THE
          ------------------------
PLAN TO THE CONTRARY, EXCEPT FOR OCCASIONAL, BONA FIDE ADMINISTRATIVE CONSIDERATIONS AS SET FORTH IN TREASURY REGULATIONS, SALARY REDUCTION CONTRIBUTIONS CANNOT PRECEDE THE EARLIER OF (1) THE DATE ON WHICH THE SERVICES ARE PERFORMED FOR WHICH THE CONTRIBUTIONS ARE MADE, OR (2) THE DATE ON WHICH THE BASE PAY THAT IS SUBJECT TO THE SALARY REDUCTION ELECTION WOULD BE PAYABLE TO THE EMPLOYEE IN THE ABSENCE OF THE SALARY REDUCTION ELECTION."

     2. Section 4.2, entitled "Nondiscrimination Requirements," is amended by revising Section 4.2(c)(6)(B) to read as follows:

               "(B)   PARTICIPATION   IN  OTHER  PLANS  BY  HIGHLY   COMPENSATED
                      ----------------------------------------------------------
          EMPLOYEES. IF SALARY REDUCTION CONTRIBUTIONS OR MATCHING CONTRIBUTIONS
          ---------
          ARE MADE FOR A PLAN YEAR FOR A HIGHLY COMPENSATED EMPLOYEE WHO ALSO PARTICIPATES DURING THE SAME PLAN YEAR IN ONE OR MORE OTHER PLANS OF THE CORPORATION OR AN AFFILIATE THAT INCLUDES A CASH OR DEFERRED ARRANGEMENT DESCRIBED IN SECTION 401(K) OF THE CODE OR EMPLOYEE CONTRIBUTIONS OR EMPLOYER MATCHING CONTRIBUTIONS DESCRIBED IN SECTION 401(M) OF THE CODE, THE ACTUAL DEFERRAL RATIO (SECTION 1.4(A)) OR ACTUAL CONTRIBUTION RATIO (SECTION 1.3(A)) OF THE HIGHLY COMPENSATED EMPLOYEE FOR PURPOSES OF THIS SECTION 4.2 SHALL BE COMPUTED AS IF ALL SUCH PLANS WERE PART OF THIS PLAN. NOTWITHSTANDING ANY OTHER PROVISION OF THE PLAN TO THE CONTRARY, IF A HIGHLY COMPENSATED EMPLOYEE PARTICIPATES IN TWO OR MORE CASH OR DEFERRED ARRANGEMENTS THAT HAVE DIFFERENT PLAN YEARS, ALL ELECTIVE DEFERRALS MADE DURING THE PLAN YEAR UNDER ALL SUCH ARRANGEMENTS SHALL BE AGGREGATED."

     3. Section 4.4, entitled "Distribution of Excess Contributions," is amended by revising Section 4.4(d)(1) to read as follows:

     "(1) STANDARD ALLOCATION METHOD. EXCESS CONTRIBUTIONS SHALL BE ADJUSTED FOR
          --------------------------
ANY INCOME OR LOSS UP TO THE DATE OF DISTRIBUTION. THE INCOME OR LOSS ALLOCABLE TO EXCESS ELECTIVE DEFERRALS IS THE SUM OF: (I) THE INCOME OR LOSS ALLOCABLE TO THE PARTICIPANT'S SALARY REDUCTION CONTRIBUTION ACCOUNT FOR THE TAXABLE YEAR MULTIPLIED BY A FRACTION, THE NUMERATOR OF WHICH IS EXCESS CONTRIBUTION FOR THE YEAR AND THE DENOMINATOR OF WHICH IS THE PARTICIPANT'S ACCOUNT BALANCE ATTRIBUTABLE TO SALARY REDUCTION CONTRIBUTIONS WITHOUT REGARD TO ANY INCOME OR LOSS OCCURRING DURING SUCH TAXABLE YEAR, AND (II) 10 PERCENT OF THE AMOUNT DETERMINED UNDER "(I)" MULTIPLIED BY THE NUMBER OF WHOLE CALENDAR MONTHS BETWEEN THE END OF THE PARTICIPANT'S TAXABLE YEAR AND THE DATE OF DISTRIBUTION, COUNTING THE MONTH OF DISTRIBUTION IF DISTRIBUTION OCCURS AFTER THE 15TH DAY OF SUCH MONTH. THE PLAN WILL NOT FAIL TO USE A REASONABLE METHOD OF COMPUTING THE INCOME ALLOCABLE TO EXCESS CONTRIBUTIONS MERELY BECAUSE THE INCOME ALLOCABLE TO EXCESS CONTRIBUTIONS IS DETERMINED ON A DATE THAT IS NO MORE THAN SEVEN DAYS BEFORE THE DISTRIBUTION."


     WITNESS WHEREOF, this instrument of amendment has been executed by a duly authorized officer of the Corporation this 21 day of December, 2006.

                                  COLUMBUS McKINNON CORPORATION

                                  By  /S/ Timothy R. Harvey
                                      ------------------------------

                                  Title  Secretary
                                       -----------------------------